Franked Investment Income Group Litigation Order	6 Months Ended
Jun. 30, 2019
Gains Losses On Litigation Settlements [Abstract]
Franked Investment Income Group Litigation Order

Notes to the Interim Financial Statements

FRANKED INVESTMENT INCOME GROUP LITIGATION ORDER (FII GLO)

The Group is the principal test claimant in an action in the United Kingdom against HM Revenue and Customs (“HMRC”) in the FII GLO. There are 25 corporate groups in the FII GLO. The case concerns the treatment for UK corporate tax purposes of profits earned overseas and distributed to the UK. Full details are provided in the 2018 Annual Report and Accounts and Form 20-F. The Supreme Court judgment in the CFC & Dividend Group Litigation Order, of which Prudential is the test case, was delivered on 25 July 2018. Applying the Prudential judgment reduces the value of the FII claim to around £0.6 billion, mainly as the result of the application of simple interest. It is likely that the Supreme Court will hear the outstanding FII GLO appeals in 2020.

During 2015, HMRC paid to the Group a gross amount of £1.2 billion in two separate payments. Due to the uncertainty of the amounts and eventual outcome the Group has not recognised any impact in the Income Statement in the current or prior period in respect of the receipt which, net of the £261 million deduction by HMRC, is held as deferred income.  Any future recognition as income will be treated as an adjusting item, due to the size of the order, with interest of £15 million in respect of the six-months ended 30 June 2019 (30 June 2018: £12 million; 31 December 2018: £25 million) accruing on the balance, which was also treated as an adjusting item.